BLACKROCK FUNDSSM

BlackRock Managed Volatility Portfolio

BLACKROCK FUNDS II

BlackRock Aggressive Growth Prepared Portfolio
BlackRock Conservative Prepared Portfolio
BlackRock Growth Prepared Portfolio

BlackRock Moderate Prepared Portfolio
BlackRock Multi-Asset Income Portfolio

BlackRock Prepared Portfolio 2015
BlackRock Prepared Portfolio 2020
BlackRock Prepared Portfolio 2025
BlackRock Prepared Portfolio 2030
BlackRock Prepared Portfolio 2035
BlackRock Prepared Portfolio 2040
BlackRock Prepared Portfolio 2045
BlackRock Prepared Portfolio 2050
(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 13, 2012
to the Prospectuses of each Fund

Effective immediately, TempFund, a series of BlackRock Liquidity Funds, has been added as an eligible underlying fund for each Fund.

The section in the Prospectus of the BlackRock Multi-Asset Income Portfolio entitled “Details about the Fund—Information about Underlying Funds and ETFs—Description of Underlying Funds” is hereby amended to add TempFund to a subsection entitled “Money Market Fund” as follows below.

The section in the Prospectus of the BlackRock Managed Volatility Portfolio entitled “Details about the Fund—Information About the ETFs and Mutual Funds” is hereby amended to add TempFund to a subsection entitled “Money Market Fund” as follows below.

The section in the Prospectuses of the BlackRock Aggressive Growth Prepared Portfolio, BlackRock Conservative Prepared Portfolio, BlackRock Growth Prepared Portfolio, BlackRock Moderate Prepared Portfolio, BlackRock Prepared Portfolio 2015, BlackRock Prepared Portfolio 2020, BlackRock Prepared Portfolio 2025, BlackRock Prepared Portfolio 2030, BlackRock Prepared Portfolio 2035, BlackRock Prepared Portfolio 2040, BlackRock Prepared Portfolio 2045 and BlackRock Prepared Portfolio 2050 (collectively, the “Prepared Portfolios”) entitled “Details about the Funds—Information about Underlying Funds—Description of Underlying Funds—Fixed Income Funds—BlackRock Money Market Portfolio” is hereby deleted in its entirety. The section of the Prospectuses of the Prepared Portfolios entitled “Details about the Funds—Information about Underlying Funds—Description of Underlying Funds” is hereby amended to add TempFund to a subsection entitled “Money Market Fund” as follows below.

Money Market Fund

Fund Name	Investment Objective and Principal Investment Strategies
TempFund	The investment objective of the fund is to seek as high a level of current income as is consistent with liquidity and stability of principal. The fund invests in a broad range of U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial obligations and repurchase agreements. The fund may also invest in mortgage- and asset-backed securities, short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions and derivative securities such as beneficial interests in municipal trust certificates and partnership trusts, variable and floating rate instruments and when-issued and delayed delivery securities. The fund seeks to maintain a net asset value of $1.00 per share. The securities purchased by the fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act, and other rules of the Securities and Exchange Commission.

Shareholders should retain this Supplement for future reference.

PRO-MULTI-TF-0612SUP